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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 7, 2004


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-W11)



                             Argent Securities Inc.
             (Exact name of registrant as specified in its charter)

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Delaware                          333-112237-03       77-0599834
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(State or Other Jurisdiction      (Commission         (I.R.S. Employer
of Incorporation                  File Number)        Identification Number)


1100 Town & Country Road, Suite 1100
Orange, California                                      92868
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (714) 564-9960




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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On December 7, 2004, a single series of certificates, entitled Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-W11 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         Upon the closing of the initial issuance of the Certificates, (i) Argent Securities, Inc. purchased from Ameriquest Mortgage Company certain Initial Mortgage Loans with an aggregate principal balance equal to $1,399,998,465 and transferred such mortgage loans to the Trustee, and (ii) the Trustee deposited funds in the Pre-Funding Accounts, which were established pursuant to the Agreement, in an amount equal to $400,001,535.

         On December 7, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $400,001,192 with funds on deposit in the pre-funding accounts (the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 7, 2004, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Description of the Certificates and the Mortgage Pool

         The Certificates designated as the Series 2004-W11 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $1,399,998,465 and (ii) the Pre-Funding Accounts, which contained $400,001,192.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of December 1, 2004.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                  1.       Not applicable

                  2.       Not applicable

                  3.       Exhibits


                Item 601(a) of
                Regulation S K
Exhibit No.       Exhibit No                        Description
-----------     --------------                      -----------
     1                99           Subsequent Transfer Instrument, dated as of
                                   December 7, 2004, between Argent Securities
                                   Inc., as seller and Deutsche Bank National
                                   Trust Company, as trustee.
     2                99           Characteristics of the Mortgage Pool as of
                                   December 1, 2004, relating to Argent
                                   Securities Inc., Asset-Backed Pass-Through
                                   Certificates, Series 2004-W11.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 16, 2004


                                               ARGENT SECURITIES INC.


                                               By: /s/ John P. Grazer
                                                  ------------------------------
                                               Name:  John P. Grazer
                                               Title: CFO

                                Index to Exhibits


                Item 601(a) of
                Regulation S K                                            Sequentially
Exhibit No.      Exhibit No.                  Description                 Numbered Page
-----------     --------------                -----------                 -------------
   1                  99           Subsequent Transfer Instrument
   2                  99           Characteristics of the Mortgage Pool
                                   as of December 1, 2004, relating to
                                   Argent Securities Inc., Asset-Backed
                                   Pass-Through Certificates, Series
                                   2004-W11